Earnings Per Common Share (Tables)	12 Months Ended
Dec. 31, 2014
Earnings Per Share [Abstract]
Earnings Per Common Share
The table below shows earnings per common share and diluted earnings per common share and reconciles the numerator and denominator of both earnings per common share calculations. See Note 1 (Summary of Significant Accounting Policies) for discussion of private share repurchases and the Consolidated Statement of Changes in Equity and Note 19 (Common Stock and Stock Plans) for information about stock and options activity and terms and conditions of warrants.

	Year ended December 31,
(in millions, except per share amounts)	2014	2013	2012
Wells Fargo net income	$23,057	21,878	18,897
Less: Preferred stock dividends and other	1,236	989	898
Wells Fargo net income applicable to common stock (numerator)	$21,821	20,889	17,999
Earnings per common share
Average common shares outstanding (denominator)	5,237.2	5,287.3	5,287.6
Per share	$4.17	3.95	3.40
Diluted earnings per common share
Average common shares outstanding	5,237.2	5,287.3	5,287.6
Add: Stock Options	32.9	33.1	27.5
Restricted share rights	41.6	44.8	36.4
Warrants	12.7	6.0	—
Diluted average common shares outstanding (denominator)	5,324.4	5,371.2	5,351.5
Per share	$4.10	3.89	3.36

Antidilutive Warrants And Options Outstanding
The following table presents the outstanding options and warrants to purchase shares of common stock that were anti-dilutive (the exercise price was higher than the weighted-average market price), and therefore not included in the calculation of diluted earnings per common share.

	Weighted-average shares
	Year ended December 31,
(in millions)	2014	2013	2012
Options	8.0	11.1	56.4
Warrants	—	—	39.2